EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of McCormick & Company, Incorporated (the “Company”) on Form 10-Q for the period ending May 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Francis A. Contino, Executive Vice President, Chief Financial Officer & Supply Chain of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Francis A. Contino
Francis A. Contino
Executive Vice President, Chief
Financial Officer & Supply Chain

Date:	July 9, 2004